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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

MAY 14, 2003
Date of Report (Date of earliest event reported)

SAFETY INSURANCE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-8993 (Commission File Number)	13-4181699 (I.R.S. Employer Identification No.)
20 Custom House Street, Boston, Massachusetts 02110 (Address of principal executive offices including zip code)
(617) 951-0600 (Registrant's telephone number, including area code)

Item 7.	Financial Statements and Exhibits.
	(c)	Exhibits. The following exhibits are furnished herewith:
	Exhibit Number	Description
	99(a)	Text of press release issued by Safety Insurance Group, Inc. dated May 14, 2003.
Item 9.	Regulation FD Disclosure.

The following information is furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition", but is provided herewith under Item 9, "Regulation FD Disclosure", pursuant to SEC Release No. 33-8216.

In a press release dated May 14, 2003, Safety Insurance Group, Inc. (the Registrant) announced its first quarter 2003 results. The registrant's press release dated May 14, 2003 is furnished herewith as Exhibit 99(a) and is incorporated by reference in its entirety.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFETY INSURANCE GROUP, INC. (Registrant)
Date: May 15, 2003	By:	/s/ WILLIAM J. BEGLEY, JR. William J. Begley, Jr. Chief Financial Officer

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SIGNATURES